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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 15, 2002

                           Commission File No.1-13561



                         ENTERTAINMENT PROPERTIES TRUST.
          --------------------------------------------------------------
                (Name of Registrant as specified in its Charter)


              Maryland                               43-1790877
    -----------------------------        -----------------------------------
   (State or other jurisdiction of       (I.R.S. Employer Identification No.)
    Incorporation or organization)


            30 Pershing Road, Suite 201, Kansas City, Missouri 64108
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (816) 472-1700
     -----------------------------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)

                                       N/A
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS

         Entertainment Properties Trust (the "Company") issued a press release on March 11, 2002, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that the Company has acquired the properties of Gulf States Theatres and entered into a lease of such properties with American Multi-Cinema, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS. The following Exhibits are filed with this report:


EXHIBIT NO.                DESCRIPTION

    99.1         Press Release, issued March 15, 2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ENTERTAINMENT PROPERTIES TRUST.


Date:    March 15, 2002                        By: /s/ Fred L. Kennon
                                                  ------------------------------
                                                      Fred L. Kennon
                                                      Vice President and
                                                      Chief Financial Officer